UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 3, 2006

Date of report (Date of earliest event reported)

CITADEL SECURITY SOFTWARE INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-33491	75-2873882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

TWO LINCOLN CENTRE, 5420 LBJ FREEWAY, SUITE 1600 DALLAS, TEXAS		75240
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 520-9292

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On Tuesday, October 3, 2006, executive officers of Citadel Security Software Inc. (“Citadel”) and McAfee, Inc., delivered two presentations to the sales force of Citadel, one email to all employees of Citadel and one presentation to all employees of Citadel. Copies of the presentation slides and email delivered to the sales force and employees are attached to this Current Report on Form 8-K as Exhibit 99.1, 99.2, 99.3 and 99.4, each of which is incorporated herein by reference.

Important Additional Information will be Filed with the SEC

In connection with the proposed transaction, Citadel intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ASSET PURCHASE AGREEMENT AND THE PARTIES THERETO. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Citadel at the Securities and Exchange Commission’s Web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from Citadel by directing such request to Citadel Security Software Inc., Investor Relations, Two Lincoln Centre, 5420 LBJ Freeway, 16th Floor, Dallas, Texas  75240, telephone: (214) 520-9292.

Citadel and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed asset purchase agreement. Information concerning the interests of Citadel’s participants in the solicitation, which may be different than those of Citadel stockholders generally, is set forth in Citadel’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and in the proxy statement relating to the asset purchase when it becomes available.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

99.1 Citadel Security Software Inc. Sales Force Presentation Slides.

99.2 Citadel Security Software Inc. Employee Presentation Slides.

99.3 Citadel Security Software Inc. Sales Force Presentation Slides No. 2

99.4 Citadel Security Software Inc. email to employees

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITADEL SECURITY SOFTWARE INC.

Date: October 3, 2006	By:	/s/ Steven B. Solomon
Steven B. Solomon
Chief Executive Officer

INDEX TO EXHIBITS

99.1 Citadel Security Software Inc. Sales Force Presentation Slides.

99.2 Citadel Security Software Inc. Employee Presentation Slides.

99.3 Citadel Security Software Inc. Sales Force Presentation Slides No. 2

99.4 Citadel Security Software Inc. email to employees